Income taxes (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Tax loss carryforwards	$ 70,054	$ 60,784
Research and development deductions and credits	14,748	14,198
Tax values of depreciable assets in excess of accounting values	2,485	2,871
Share issue costs and other	517	38
Total deferred tax assets	87,804	77,891
Valuation allowance	(87,804)	(77,891)
Total deferred tax assets	0	0
Deferred tax liabilities	0	0
Net tax asset	$ 0	$ 0